                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): DECEMBER 11, 2002




                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)




                       See Table of Additional Registrants



           DELAWARE                       333-56239-01                       43-1144353
(State or other jurisdiction of     (Commission File Number)       (I.R.S. Employer Identification
incorporation or organization)                                                 Number)

                      130 SOUTH JEFFERSON STREET, SUITE 300
                             CHICAGO, ILLINOIS 60661
                                 (312) 798-1200
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                                          JURISDICTION OF           COMMISSION               IRS EMPLOYER
                NAME                       INCORPORATION            FILE NUMBER           IDENTIFICATION NO.
-------------------------------------    -------------------    --------------------    -----------------------
La Petite Academy, Inc.                       Delaware               333-56239                43-1243221




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ITEM 5. OTHER EVENTS

(a) On December 16, 2002, LPA Holding Corp. ("Holding") and its wholly-owned subsidiary, La Petite Academy, Inc., ("La Petite" and, together with Holding, the "Company"), announced that Gary A. Graves has been promoted from Chief Operating Officer to Chief Executive Officer and President of both Holding and La Petite. In addition, the Company announced that Judith A. Rogala resigned her position as President and Chief Executive Officer of the Company to pursue other business opportunities in her home state of California. The Company and Ms. Rogala have entered into a Separation Agreement dated December 11, 2002.

         Copies of the Separation Agreement and the press release are attached hereto as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference.


(c) As previously disclosed, the Company was not in compliance with certain of the financial covenants contained in the Credit Agreement for the third quarter ended April 6, 2002 and had received limited waivers thereunder on May 20, 2002 and August 15, 2002 through the periods ended August 15, 2002 and September 30, 2002, respectively. In addition, the Company was not in compliance with certain of the financial and informational covenants contained in the Credit Agreement for the fourth quarter ended June 29, 2002. On September 30, 2002, the Company and its parent, LPA Holding Corp., received a limited waiver of noncompliance with such financial and informational covenants through the period ended November 1, 2002. On November 1, 2002, the Company obtained an extension of the September 30, 2002 waiver. On November 15, 2002, the Company obtained a second extension of the September 30, 2002 waiver. On December 2, 2002, the Company obtained a third extension of the September 30, 2002 waiver. On December 6, 2002, the Company obtained a fourth extension of the September 30, 2002 waiver. In addition, the Company was not in compliance with certain of the financial and informational covenants contained in the Credit Agreement for the first quarter ended September 30, 2002. On December 16, 2002, the Company and its parent, LPA Holding Corp., received a limited waiver of noncompliance with the foregoing financial and informational covenants. The limited waiver received on December 16, 2002 provides that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such non-compliance during the period through January 30, 2003. The Company and LPA Holding Corp. expect to continue discussions with the lenders under the Credit Agreement (a) to obtain a permanent waiver of the financial covenant non-compliance for the quarterly periods ending April 6, 2002, June 29, 2002, and September 30, 2002, (b) to obtain a permanent waiver of the covenant non-compliance occurring in connection with the Company's restatement of its financial statements for prior periods,
(c) to obtain a permanent waiver of the informational covenant non-compliance, and (d) to amend its financial and other covenants, commencing with the quarterly period ending on January 11, 2003, based on the Company's current operating conditions and projections. There can be no assurance that the Company will be able to obtain such a permanent waiver and/or amendment to the Credit Agreement. The failure to do so would have a material adverse effect on the Company.

         A copy of the limited waiver dated December 16, 2002, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Number             Description of Exhibits

10.1 Separation Agreement dated as of December 11, 2002 among Judith A. Rogala, LPA Holding Corp., and La Petite Academy, Inc.

10.2 Fourth Limited Waiver dated as of December 16, 2002, to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

99.1     Press Release dated December 16, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          LPA HOLDING CORP.

Dated: December 20, 2002                  /s/  Michael F. Czlonka
                                          -----------------------

                                          By:  Michael F. Czlonka
                                               ------------------

                                          Chief Financial Officer and Secretary
                                          and duly authorized representative of
                                          the registrant

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          LA PETITE ACADEMY, INC.

Dated: December 20, 2002                  /s/  Michael F. Czlonka
                                          -----------------------

                                          By:  Michael F. Czlonka
                                               ------------------

                                          Chief Financial Officer and Secretary
                                          and duly authorized representative of
                                          the registrant

                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibits

10.1 Separation Agreement dated as of December 11, 2002 among Judith A. Rogala, LPA Holding Corp., and La Petite Academy, Inc.

10.2 Fourth Limited Waiver dated as of December 16, 2002, to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan
                  Bank) as Syndication Agent.

99.1              Press Release dated December 16, 2002.